SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549




                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                 Date of Report:  April 28, 1997



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation             No. 1-303        31-0345740
(State or other jurisdiction    (Commission File (IRS Employer
of incorporation)                Number)           Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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Item 5.        Other Events
------         ------------
               On July 17, 1996, The Kroger Co. filed
               Registration Statement No. 333-06763 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, as amended by Amendment No. 1 filed on July 12, 1996, and Post-Effective Amendment No. 1 filed on July 17, 1996 (hereinafter, collectively referred to as the "Registration Statement". The Registration Statement provides for the issuance of Debt Securities in an aggregate amount of $744,226,000, and was declared effective on July 15, 1996. Pursuant to a Prospectus Supplement dated April 23, 1997, The Kroger Co. is issuing $200,000,000 of Debt Securities designated 7.65% Senior Notes due 2007.

               Filed as Exhibit 1.1 to the Registration
               Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. In connection with the issuance of the 7.65% Senior Notes due 2007, the Registrant has executed a Pricing Agreement dated April 23, 1997, among Registrant, Goldman, Sachs & Co., Chase Securities Inc., and Citicorp Securities, Inc., the form of which is incorporated herein by reference as Exhibit 1.1 hereof.

               The form of indenture for the 7.65% Senior
               Notes due 2007 was filed as Exhibit 4.2 of the Registration Statement. The Second Supplemental Indenture dated as of April 28, 1997, between the Company and Star Bank, National Association, as Trustee, supplements the Indenture dated as of July 15, 1996, between the Company and Star Bank, National Association (successor trustee to Comerica
               Bank), as Trustee, which originally was
               qualified as filed with the Registration
               Statement. The Second Supplemental Indenture is attached hereto as Exhibit 4.2.


Item 7.        Financial Statements, Pro Forma Financial
-------        Information and Exhibits
               -----------------------------------------
               (c) Exhibits:

               1.1  Pricing Agreement dated April 23, 1997,
               among Registrant, Goldman, Sachs & Co., Chase
               Securities Inc., and Citicorp Securities, Inc.

               4.2 Second Supplemental Indenture dated as of April 28, 1997, between the Company and Star Bank,
               National Association, as Trustee, relating to
               the Company's 7.65% Senior Notes due 2007.
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                            SIGNATURE
                            ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.



April 28, 1997                     By:  (Paul Heldman)
                                         Paul Heldman
                                         Vice President,
                                         Secretary & General
                                          Counsel
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                          EXHIBIT INDEX



Exhibit No.                             Exhibit
-----------                             -------
1.1                 Pricing Agreement dated April 23, 1997,
                    among Registrant, Goldman, Sachs & Co.,
                    Chase Securities Inc., and Citicorp
                    Securities, Inc.

4.2 Second Supplemental Indenture dated as of April 28, 1997, between the Company and Star Bank, National Association, as Trustee, relating to the Company's 7.65% Senior Notes due 2007.

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